Exhibit 99.1

FOR IMMEDIATE RELEASE October 30, 2018

CenterState Bank Corporation Announces

Third Quarter 2018 Earnings Results

(all amounts are in thousands, except per share data, or unless otherwise noted)

WINTER HAVEN, FL. – October 30, 2018 - CenterState Bank Corporation (Nasdaq: CSFL) reported net income of $37,985, or diluted earnings per share of $0.43, for the third quarter of 2018, compared to net income of $22,050, or diluted earnings per share of $0.36, for the third quarter of 2017.   Highlights for the period ended September 30, 2018 and selected performance metrics are set forth below.

•	Acquisitions/Divestitures:
o	Completed the acquisition of Charter Financial Corporation (“Charter”) effective September 1, 2018 with acquisition date balances of approximately $1.1 billion in loans and $1.3 billion in deposits
o	Sold a branch and approximately $25 million in deposits during the current quarter resulting in a gain on sale of deposits of $611

•	Net Interest Margin, tax equivalent (“NIM”) (Non-GAAP(1)):
o	NIM increased to 4.31% for the current quarter compared to 4.26% for the third quarter of 2017
o

Excluding all loan accretion on acquired loans, NIM increased 2 basis points (bps) to 3.88% compared to the previous quarter and increased 7 bps compared to the third quarter of 2017; quarter over quarter, the yield on the originated loan portfolio expanded 10 bps

o

Cost of total deposits during the current quarter increased 9 bps, including the effects of the Charter acquisition, to 0.42%; total deposit (including non-interest bearing DDA) beta equal to 36% from the previous quarter and 13% since the tightening cycle began in the third quarter 2015

•	Non-Interest Income:
o	Non-interest income to average assets of 96 bps compared to 87 bps in the previous quarter
o

Non-interest income increased $4,515 compared to the previous quarter due to increase in correspondent banking revenue of $1,220, improvement in mortgage banking revenue of $572, and additional revenue due to the impact of the Charter acquisition completed on September 1, 2018

•	Non-Interest Expense:
o	Adjusted efficiency ratio(2) improved to 50% compared to 51% in the previous quarter
o

Previously disclosed cost saves pursuant to the Harbor Community Bank (“Harbor”) acquisition were fully realized during the current quarter which were offset by the full carrying costs of the Charter acquisition for one month; system conversion and full integration is expected to be completed by end of first quarter of 2019

•	Loans:
o	Total loans increased $1.2 billion during the current quarter including loans acquired from Charter
o

New loan production of $485 million versus $622 million in previous quarter; tax equivalent yield on new loan production increased 33 bps to 5.08% in the current quarter compared to the previous quarter

•	Deposits:
o	Checking account balances represent 51% of total deposits; 33% of total deposits are non-interest bearing deposits
o	Loan to deposit ratio of 87%

	Three Months Ended September 30,
	2018		2017
		Adjusted (2)		Adjusted (2)
	Reported	(Non-GAAP)	Reported	(Non-GAAP)
Net income	$37,985	$45,435	$22,050	$22,050
Return on average assets	1.38%	1.65%	1.29%	1.29%
Return on average tangible equity (Non-GAAP)(2)	16.7%	19.9%	14.7%	14.7%
Earnings per share diluted	$0.43	$0.51	$0.36	$0.36
Efficiency ratio, tax equivalent (Non-GAAP)(2)	59.7%	50.0%	55.2%	53.8%

(1)	See reconciliation tables starting on page 9, Explanation of Certain Unaudited Non-GAAP Financial Measures.
(2)

Performance metrics presented above are adjusted for merger-related expenses, which for the three months ended September 30,2018, represent direct severance, system terminations, and legal and professional fees, that are not duplicative of current operations, and other items.  See reconciliation tables starting on page 9, Explanation of Certain Unaudited Non-GAAP Financial Measures.

Condensed Consolidated Income Statement (unaudited)

Condensed consolidated income statements (unaudited) are shown below for the periods indicated.

	Three Months Ended					Nine Months Ended
	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sep. 30, 2017	Sep. 30, 2018	Sep. 30, 2017
Interest income
Loans	$101,555	$97,642	$89,930	$59,982	$59,122	$289,127	$159,990
Investment securities	11,746	11,884	11,976	7,382	7,048	35,606	20,540
Federal Funds sold and other	1,362	1,103	1,253	1,058	887	3,718	2,374
Total interest income	114,663	110,629	103,159	68,422	67,057	328,451	182,904
Interest expense
Deposits	9,096	6,668	5,136	3,385	3,178	20,900	7,694
Securities sold under agreement to repurchase	169	138	122	89	80	429	157
Other borrowed funds	2,966	2,771	2,419	977	866	8,156	2,131
Corporate debentures	579	523	464	352	347	1,566	998
Interest expense	12,810	10,100	8,141	4,803	4,471	31,051	10,980
Net interest income	101,853	100,529	95,018	63,619	62,586	297,400	171,924
Provision for loan losses	1,950	2,933	1,300	968	1,096	6,183	3,990
Net interest income after loan loss provision	99,903	97,596	93,718	62,651	61,490	291,217	167,934

Loss on sale of securities available for sale	—	—	(22)	(7)	—	(22)	—
Gain on sale of deposits	611	—	—	—	—	611	—
Gain on sale of trust department	—	—	—	1,224	—	—	—
All other non interest income	26,493	22,589	23,060	15,741	16,741	72,142	48,217
Total non interest income	27,104	22,589	23,038	16,958	16,741	72,731	48,217

Merger related expenses	10,395	14,140	8,709	2,718	—	33,244	10,328
All other non interest expense	66,944	65,472	67,287	46,293	44,622	199,703	127,146
Total non interest expense	77,339	79,612	75,996	49,011	44,622	232,947	137,474

Income before income tax	49,668	40,573	40,760	30,598	33,609	131,001	78,677
Income tax provision (1)	11,683	8,410	5,124	28,686	11,559	25,217	24,794
Net income	$37,985	$32,163	$35,636	$1,912	$22,050	$105,784	$53,883
Net income allocated to common shares	$37,957	$32,137	$35,606	$1,909	$22,003	$105,700	$53,762

Earnings per share - Basic	$0.43	$0.38	$0.43	$0.03	$0.37	$1.24	$0.95
Earnings per share - Diluted	$0.43	$0.38	$0.42	$0.03	$0.36	$1.23	$0.94
Dividends per share	$0.10	$0.10	$0.10	$0.06	$0.06	$0.30	$0.18
Average common shares outstanding (basic)	87,814	83,870	83,140	60,001	59,907	84,958	56,316
Average common shares outstanding (diluted)	88,811	85,007	84,601	61,276	61,115	86,210	57,330
Common shares outstanding at period end	95,636	84,120	83,758	60,161	60,053	95,636	60,053
Effective tax rate (1)	23.52%	20.73%	12.57%	93.75%	34.39%	19.25%	31.51%

(1)

Due the reduction of the federal corporate tax rate to 21% effective January 1, 2018, the Company revalued its DTA at December 31, 2017 and recorded a charge to DTA of $18,575 as additional income tax expense during the fourth quarter of 2017.  Excluding the DTA write down of $18,575, the effective tax rate was 33.04% for the three months ended December 31, 2017.

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

Presented below are condensed consolidated balance sheets for the periods indicated.

	Ending Balance
Condensed Consolidated Balance Sheets	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sep. 30, 2017
Assets
Cash and due from banks	$118,179	$85,589	$108,352	$85,562	$119,233
Fed funds sold and Fed Res Bank deposits	488,152	307,375	294,267	195,057	182,996
Trading securities	-	1,848	428	6,777	2,973
Investment securities:
Available for sale	1,536,842	1,528,270	1,530,539	1,060,143	866,657
Held to maturity	219,850	223,839	227,966	232,399	237,874
Total investment securities	1,756,692	1,752,109	1,758,505	1,292,542	1,104,531
Loans held for sale	39,554	36,366	28,485	19,647	12,243
Loans:
Originated loans	3,762,396	3,503,443	3,125,563	2,919,350	2,756,847
Acquired loans	4,293,025	3,362,427	3,558,618	1,689,713	1,760,745
Purchased Credit Impaired ("PCI") loans	167,671	173,950	193,183	164,158	163,975
Total gross loans	8,223,092	7,039,820	6,877,364	4,773,221	4,681,567
Allowance for loan losses	(38,811)	(37,484)	(34,429)	(32,825)	(31,828)
Loans, net of allowance	8,184,281	7,002,336	6,842,935	4,740,396	4,649,739
Premises and equipment, net	224,506	191,229	189,954	141,527	141,605
Goodwill	802,880	605,232	609,720	257,683	257,683
Core deposit intangible	69,133	51,754	53,944	24,063	25,140
Bank owned life insurance	267,979	211,676	210,302	146,739	145,755
OREO	4,643	5,376	6,814	3,987	5,904
Deferred income tax asset, net	60,839	60,868	63,004	37,725	56,160
Other assets	257,527	224,965	181,286	172,270	118,899
Total Assets	$12,274,365	$10,536,723	$10,347,996	$7,123,975	$6,822,861

Liabilities and Stockholders' Equity
Deposits:
Non-interest bearing	$3,094,652	$2,892,091	$2,969,854	$1,999,901	$1,915,662
Interest bearing	1,702,467	1,439,839	1,381,888	1,058,985	996,861
Total checking accounts	4,797,119	4,331,930	4,351,742	3,058,886	2,912,523
Money market accounts	2,103,884	1,777,468	1,730,259	1,167,940	1,156,217
Savings deposits	711,235	664,517	731,415	501,014	511,286
Time deposits	1,862,288	1,447,893	1,298,582	832,683	845,444
Total deposits	$9,474,526	$8,221,808	$8,111,998	$5,560,523	$5,425,470
Federal funds purchased	272,002	234,212	285,652	331,490	335,531
Other borrowings	463,639	415,039	362,754	253,272	72,234
Other liabilities	151,039	125,416	69,746	73,940	80,004
Common stockholders’ equity	1,913,159	1,540,248	1,517,846	904,750	909,622
Total Liabilities and
Stockholders' Equity	$12,274,365	$10,536,723	$10,347,996	$7,123,975	$6,822,861

SELECTED CONSOLIDATED FINANCIAL DATA

The table below summarizes selected financial data for the periods presented.

	Three Months Ended					Nine Months Ended
	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sept. 30, 2017	Sep. 30, 2018	Sep. 30, 2017
Selected financial data
Return on average assets (annualized)	1.38%	1.24%	1.41%	0.11%	1.29%	1.34%	1.17%
Adjusted return on average assets (annualized) (Non-GAAP) (1)	1.65%	1.66%	1.68%	1.23%	1.29%	1.66%	1.33%

Return on average equity (annualized)	9.00%	8.44%	9.57%	0.83%	9.71%	9.00%	9.16%
Adjusted return on average equity (annualized) (Non-GAAP) (1)	10.77%	11.27%	11.36%	9.29%	9.71%	11.12%	10.40%

Return on average tangible equity (annualized) (Non-GAAP) (1)	16.73%	15.69%	17.98%	1.67%	14.68%	16.78%	13.23%
Adjusted return on average tangible equity (annualized) (Non-GAAP) (1)	19.85%	20.67%	21.19%	13.92%	14.68%	20.53%	14.96%

Efficiency ratio (tax equivalent) (Non-GAAP) (1)	59.7%	64.3%	64.0%	59.7%	55.2%	62.6%	61.3%
Adjusted efficiency ratio, tax equivalent (Non-GAAP) (1)	50.0%	51.1%	54.7%	55.9%	53.8%	51.9%	55.4%

Dividend payout	23.3%	26.3%	23.8%	200.0%	16.7%	24.4%	19.1%
Loan / deposit ratio	86.8%	85.6%	84.8%	85.8%	86.3%
Stockholders’ equity (to total assets)	15.6%	14.6%	14.7%	12.7%	13.3%
Common equity per common share	$20.00	$18.31	$18.12	$15.04	$15.15
Tangible common equity per common share (Non-GAAP) (1)	$10.86	$10.49	$10.19	$10.35	$10.42
Common tangible equity (to total tangible assets) (Non-GAAP) (1)	9.1%	8.9%	8.8%	9.1%	9.6%
Tier 1 capital (to average assets)	11.0%	9.6%	9.4%	9.8%	9.9%

(1)	See reconciliation tables starting on page 9, Explanation of Certain Unaudited Non-GAAP Financial Measures.

Loan Portfolio

The table below summarizes the Company’s loan portfolio over the most recent five quarter ends.

	Ending Balance
	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sep. 30, 2017
Real estate loans
Residential	$1,775,600	$1,592,064	$1,600,958	$1,085,278	$1,090,475
Commercial	4,487,795	3,810,461	3,802,603	2,638,934	2,600,673
Land, development and construction loans	652,840	471,450	423,197	242,472	248,742
Total real estate loans	6,916,235	5,873,975	5,826,758	3,966,684	3,939,890
Commercial loans	1,109,871	1,004,213	917,855	697,945	637,476
Consumer and other loans	194,889	160,739	131,931	107,772	103,413
Total loans before unearned fees and costs	8,220,995	7,038,927	6,876,544	4,772,401	4,680,779
Unearned fees and costs	2,097	893	820	820	788

Total Loans	$8,223,092	$7,039,820	$6,877,364	$4,773,221	$4,681,567

Loan production

DEPOSITS

	Ending Balance
Deposit mix (unaudited)	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sep. 30, 2017
Checking accounts
Non-interest bearing	$3,094,652	$2,892,091	$2,969,854	$1,999,901	$1,915,662
Interest bearing	1,702,467	1,439,839	1,381,888	1,058,985	996,861
Savings deposits	711,235	664,517	731,415	501,014	511,286
Money market accounts	2,103,884	1,777,468	1,730,259	1,167,940	1,156,217
Time deposits	1,862,288	1,447,893	1,298,582	832,683	845,444
Total deposits	$9,474,526	$8,221,808	$8,111,998	$5,560,523	$5,425,470

Non time deposits as percentage of total deposits	80%	82%	84%	85%	84%
Time deposits as percentage of total deposits	20%	18%	16%	15%	16%
Total deposits	100%	100%	100%	100%	100%

NET INTEREST MARGIN (“NIM”)

The Company’s NIM decreased 20 basis points (“bps”) from 4.51% in the previous quarter to 4.31% during the current quarter due to expected decrease in loan accretion.  Accretion income decreased approximately $4.4 million to $10.1 million for the third quarter of 2018 from $14.5 million for the second quarter of 2018, which is mainly attributable to $4.0 million of income recognized during the previous quarter due to prepayments on one loan relationship.  The tax equivalent yield on new loan production increased by 33 basis points from 4.75% in the prior quarter to 5.08% during the current quarter. Cost of deposits increased 9 bps, including the effects of the Charter acquisition, during the third quarter of 2018 compared to the prior quarter.

Net interest margin for the third quarter of 2018 includes accretion income of $10.1 million and average purchase accounting loan discounts of $117 million, compared to accretion income of $6.8 million and average purchase accounting loan discounts of $80 million for the third quarter of 2017.

The table below summarizes yields and costs by various interest earning asset and interest bearing liability account types for the current quarter, the previous calendar quarter and the same quarter last year.

	Three Months Ended
	Sep. 30, 2018			Jun. 30, 2018			Sep. 30, 2017
	Average	Interest	Average	Average	Interest	Average	Average	Interest	Average
	Balance	Inc/Exp	Rate	Balance	Inc/Exp	Rate	Balance	Inc/Exp	Rate
Originated loans (1)	$3,654,508	$43,429	4.71%	$3,326,798	$38,197	4.61%	$2,683,128	$29,253	4.33%
Acquired loans	3,641,692	50,828	5.54%	3,471,012	48,720	5.63%	1,809,415	23,001	5.04%
PCI loans	167,640	7,682	18.18%	183,452	11,096	24.26%	170,924	7,696	17.86%
Taxable securities	1,540,686	10,145	2.61%	1,552,550	10,325	2.67%	926,367	5,648	2.42%
Tax-exempt securities (1)	208,663	1,874	3.56%	205,042	1,845	3.61%	196,988	2,082	4.19%
Fed funds sold and other	225,465	1,362	2.40%	259,534	1,103	1.70%	177,254	887	1.99%
Tot. interest earning assets (1)	$9,438,654	$115,320	4.85%	$8,998,388	$111,286	4.96%	$5,964,076	$68,567	4.56%

Non-interest earnings assets	1,507,319			1,369,027			796,143
Total Assets	$10,945,973			$10,367,415			$6,760,219

Interest bearing deposits	$5,611,103	$9,096	0.64%	$5,247,246	$6,668	0.51%	$3,507,381	$3,178	0.36%
Fed funds purchased	229,948	1,192	2.06%	268,431	1,300	1.94%	257,967	819	1.26%
Other borrowings	359,370	1,943	2.15%	325,067	1,609	1.99%	61,149	127	0.82%
Corporate debentures	35,248	579	6.52%	32,199	523	6.51%	26,103	347	5.27%
Total interest bearing liabilities	$6,235,669	$12,810	0.82%	$5,872,943	$10,100	0.69%	$3,852,600	$4,471	0.46%

Non-interest bearing deposits	2,900,679			2,861,583			1,926,070
All other liabilities	135,852			104,906			81,057
Shareholders' equity	1,673,773			1,527,983			900,492
Total liabilities and shareholders' equity	$10,945,973			$10,367,415			$6,760,219

Net Interest Spread (1)			4.03%			4.27%			4.10%
Net Interest Margin (1)			4.31%			4.51%			4.26%

Cost of Total Deposits			0.42%			0.33%			0.23%

(1)	Tax equivalent yield (Non-GAAP); see reconciliation tables starting on page 9, Explanation of Certain Unaudited Non-GAAP Financial Measures.

The table below summarizes accretion income for the periods presented.

	Three Months Ended					Nine Months Ended
	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sep. 30, 2017	Sep. 30, 2018	Sep. 30, 2017
PCI loan accretion	$5,371	$8,546	$5,277	$5,060	$5,157	$19,177	$17,157
Acquired loan accretion	4,762	5,976	5,475	1,496	1,613	16,214	4,983
Total purchase loan accretion	$10,133	$14,522	$10,752	$6,556	$6,770	$35,391	$22,140

The table below compares the unpaid principal balance and the carrying balance (book balance) of the Company’s total Acquired and PCI loans at September 30, 2018.

	Unpaid
	Principal	Carrying
	Balance	Balance	Difference	Percentage
Acquired loans	$4,348,076	$4,293,025	($55,051)	1.3%
PCI loans	236,345	167,671	(68,674)	29.1%
Total purchased loans	$4,584,421	$4,460,696	($123,725)	2.7%

NON INTEREST INCOME

Non interest income increased $4,515 to $27,104 during the current quarter compared to $22,589 in the previous quarter.  The increase is mainly attributable to an increase in correspondent banking revenue due to higher interest rate swap revenue, an increase in mortgage banking revenue, and additional revenue due to the impact of the Charter acquisition completed on September 1, 2018. The table below summarizes the Company’s non-interest income for the periods indicated.

Condensed Consolidated Non Interest Income (unaudited)

	Three Months Ended					Nine Months Ended
	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sep. 30, 2017	Sep. 30, 2018	Sep. 30, 2017
Correspondent banking revenue	$8,296	$7,076	$8,123	$6,616	$7,213	$23,495	$21,725
Mortgage banking revenue	3,188	2,616	2,602	579	404	8,406	932
SBA revenue	1,020	1,027	988	333	249	3,035	442
Wealth management related revenue	676	640	616	856	914	1,932	2,698
Service charges on deposit accounts	5,787	4,861	4,834	3,719	3,870	15,482	11,267
Debit, prepaid, ATM and merchant card related fees	3,869	3,498	3,727	2,319	2,127	11,094	6,716
Other service charges and fees	3,657	2,871	2,170	1,319	1,964	8,698	4,437
Subtotal	$26,493	$22,589	$23,060	$15,741	$16,741	$72,142	$48,217
Gain (loss) on sale of securities available for sale	—	—	(22)	(7)	—	(22)	—
Gain on sale of deposits	611	—	—	—	—	611	—
Gain on sale of trust department	—	—	—	1,224	—	—	—
Total Non Interest Income	$27,104	$22,589	$23,038	$16,958	$16,741	$72,731	$48,217

Note:  Certain prior period amounts have been reclassified to conform to the current period presentation format.

NON INTEREST EXPENSES

Non interest expense decreased $2,273 in the third quarter to $77,339 compared to the previous quarter. The Company fully realized the costs saves pursuant to the Harbor acquisition and incurred the full carrying costs of the Charter acquisition for one month during the current quarter.  The table below summarizes the Company’s non-interest expense for the periods indicated.

Condensed Consolidated Non Interest Expense (unaudited)

	Three Months Ended					Nine Months Ended
	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sep. 30, 2017	Sep. 30, 2018	Sep. 30, 2017
Salaries, wages and employee benefits	41,698	40,683	41,893	29,698	28,515	124,274	79,714
Occupancy expense	5,428	4,968	4,868	3,324	3,422	15,264	9,453
Depreciation of premises and equipment	2,439	2,322	2,275	1,884	1,842	7,036	5,363
Marketing expenses	1,493	1,425	1,414	1,044	955	4,332	2,885
Data processing expenses	2,729	3,453	4,505	2,185	2,006	10,687	6,251
Legal, auditing and other professional fees	1,301	1,332	931	970	854	3,564	2,674
Bank regulatory related expenses	1,367	1,209	1,010	767	666	3,586	2,284
Debit, ATM and merchant card related expenses	972	860	764	644	746	2,596	2,102
Credit related expenses	688	32	617	(23)	527	1,337	2,058
Amortization of intangibles	2,480	2,240	2,309	1,129	1,133	7,029	2,937
Impairment on bank property held for sale	247	891	1,449	12	—	2,587	507
Other expenses	6,102	6,057	5,252	4,659	3,956	17,411	10,918
Subtotal	66,944	65,472	67,287	46,293	44,622	199,703	127,146
Merger-related expenses	10,395	14,140	8,709	2,718	—	33,244	10,328
Total Non Interest Expense	77,339	79,612	75,996	49,011	44,622	232,947	137,474

Note:  Certain prior period amounts have been reclassified to conform to the current period presentation format.

CREDIT QUALITY AND ALLOWANCE FOR LOAN LOSSES

Non-performing assets (“NPAs”) totaled $28,619 at September 30, 2018, compared to $28,554 at June 30, 2018. NPAs as a percentage of total assets declined to 0.23% at September 30, 2018, compared to 0.27% at June 30, 2018.

The table below summarizes selected credit quality data for the periods indicated.

	Ending Balance
Non-Performing Assets (1)	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sep. 30, 2017
Non-accrual loans	23,450	$23,071	$23,096	$17,288	$19,319
Past due loans 90 days or more
and still accruing interest	—	—	—	—	—
Total non-performing loans (“NPLs”)	23,450	23,071	23,096	17,288	19,319
Other real estate owned (“OREO”)	4,643	5,376	6,814	3,987	5,904
Repossessed assets other than real estate	526	107	187	147	47
Total non-performing assets	$28,619	$28,554	$30,097	$21,422	$25,270

	Three Months Ended					Nine Months Ended
Asset Quality Ratios (1)	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sept. 30, 2017	Sep. 30, 2018	Sep. 30, 2017
Non-performing loans as percentage of total loans	0.29%	0.34%	0.34%	0.38%	0.43%
Non-performing assets as percentage of total assets	0.23%	0.27%	0.29%	0.30%	0.37%
Non-performing assets as percentage of loans and
OREO plus other repossessed assets	0.36%	0.42%	0.45%	0.46%	0.56%
Loans past due 30 thru 89 days and accruing interest
as a percentage of total loans	0.35%	0.37%	0.40%	0.30%	0.54%
Allowance for loan losses as percentage of NPLs	165%	161%	148%	188%	163%
Net charge-offs (recoveries)	$623	($122)	($229)	($28)	($600)	$272	($732)
Net charge-offs (recoveries) as a percentage of average
loans for the period on an annualized basis	0.03%	(0.01%)	(0.01%)	0.00%	(0.05%)	0.01%	(0.02%)

(1)	Excludes PCI loans.

The allowance for loan losses (“ALLL") totaled $38,811 at September 30, 2018, compared to $37,484 at June 30, 2018, an increase of $1,327 due to loan loss provision expense of $1,950 and net charge-offs of $623.  The changes in the Company’s ALLL components between September 30, 2018 and June 30, 2018 are summarized in the table below (unaudited).

	September 30, 2018			June 30, 2018			Increase (Decrease)
	Loan	ALLL		Loan	ALLL		Loan	ALLL
	Balance	Balance	%	Balance	Balance	%	Balance	Balance
Originated loans	$3,748,984	$35,207	0.94%	$3,489,606	$34,214	0.98%	$259,378	$993	(4) bp
Impaired originated loans	13,412	1,081	8.06%	13,837	875	6.32%	(425)	206	174 bp
Total originated loans	3,762,396	36,288	0.96%	3,503,443	35,089	1.00%	258,953	1,199	(4) bp

Acquired loans (1)	4,289,269	1,975	0.05%	3,357,985	2,119	0.06%	931,284	(144)	(1) bps
Impaired acquired loans (2)	3,756	332	8.84%	4,442	1	0.02%	(686)	331	882 bps
Total acquired loans	4,293,025	2,307	0.05%	3,362,427	2,120	0.06%	930,598	187	(1) bps

Total non-PCI loans	8,055,421	38,595		6,865,870	37,209		1,189,551	1,386
PCI loans	167,671	216		173,950	275		(6,279)	(59)
Total loans	$8,223,092	$38,811		$7,039,820	$37,484		$1,183,272	$1,327

(1)

Performing acquired loans recorded at estimated fair value on the related acquisition dates.  The total net unamortized fair value adjustment at September 30, 2018 was approximately $54,958 or 1.3% of the aggregate outstanding related loan balances.

(2)	These are loans that were acquired as performing loans that subsequently became impaired.

Explanation of Certain Unaudited Non-GAAP Financial Measures

This press release contains financial information determined by methods other than U.S. Generally Accepted Accounting Principles (“GAAP”), including adjusted net income, adjusted net income per share diluted, adjusted return on average assets, adjusted return on average equity, return on average tangible equity, adjusted return on average tangible equity, adjusted efficiency ratio, adjusted non-interest income, adjusted non-interest expense, adjusted net-interest income, tangible common equity, tangible common equity to tangible assets, common tangible equity per common share, tax equivalent yields on loans, securities and earning assets, and tax equivalent net interest spread and margin, which we refer to “Non-GAAP financial measures.”  The tables below provide reconciliations between these Non-GAAP measures and net income, interest income, net interest income and tax equivalent basis interest income and net interest income, return on average assets, return on average equity, the efficiency ratio, total stockholders’ equity and tangible common equity, as applicable.

Management uses these Non-GAAP financial measures in its analysis of the Company’s performance and believes these presentations provide useful supplemental information, and enhance investors’ understanding of the Company’s core business and performance without the impact of merger-related expenses.  Accordingly, management believes it is appropriate to exclude merger-related expenses because those costs are specific to each acquisition, vary based upon the size, complexity and other specifics of each acquisition, and are not indicative of the costs to operate the Company’s core business.

Non-GAAP measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. The Company provides reconciliations between GAAP and these Non-GAAP measures. These disclosures should not be considered an alternative to GAAP.

Reconciliation of GAAP to non-GAAP Measures (unaudited):

	Three months ended					Nine months ended
	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sep. 30, 2017	Sep. 30, 2018	Sep. 30, 2017
Adjusted net income (Non-GAAP)
Net income (GAAP)	$37,985	$32,163	$35,636	$1,912	$22,050	$105,784	$53,883
Loss on sale of securities available for sale, net of tax	—	—	17	5	—	17	—
Gain on sale of trust department, net of tax	—	—	—	(820)	—	—	—
Gain on sale of deposits, net of tax	(465)	—	—	—	—	(465)	—
Merger-related expenses, net of tax	7,915	10,760	6,647	1,820	—	25,322	7,295
Deferred tax asset write down	—	—	—	18,575	—	—	—
Adjusted net income (Non-GAAP)	$45,435	$42,923	$42,300	$21,492	$22,050	$130,658	$61,178

Adjusted net income per share - Diluted
Earnings per share - Diluted (GAAP)	$0.43	$0.38	$0.42	$0.03	$0.36	$1.23	$0.94
Effect to adjust for loss on sale of securities available for sale, net of tax	—	—	—	—	—	—	—
Effect to adjust for gain on sale of trust department, net of tax	—	—	—	(0.01)	—	—	—
Effect to adjust for gain on sale of deposits, net of tax	(0.01)	—	—	—	—	(0.01)	—
Effect to adjust for merger-related expenses, net of tax	0.09	0.12	0.08	0.03	—	0.30	0.14
Effect to adjust for deferred tax asset write down	—	—	—	0.30	—	—	—
Adjusted net income per share - Diluted (Non-GAAP)	$0.51	$0.50	$0.50	$0.35	$0.36	$1.52	$1.08

Adjusted return on average assets (Non-GAAP)
Return on average assets (GAAP)	1.38%	1.24%	1.41%	0.11%	1.29%	1.34%	1.17%
Effect to adjust for loss on sale of securities available for sale, net of tax	—	—	—	—	—	—	—
Effect to adjust for gain on sale of trust department, net of tax	—	—	—	(0.05%)	—	—	—
Effect to adjust for gain on sale of deposits, net of tax	(0.02%)	—	—	—	—	(0.01%)	—
Effect to adjust for merger-related expenses, net of tax	0.29%	0.42%	0.27%	0.10%	—	0.33%	0.16%
Effect to adjust for deferred tax asset write down	—	—	—	1.07%	—	—	—
Adjusted return on average assets (Non-GAAP)	1.65%	1.66%	1.68%	1.23%	1.29%	1.66%	1.33%

Explanation of Certain Unaudited Non-GAAP Financial Measures (continued)

	Three months ended					Nine months ended
	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sep. 30, 2017	Sep. 30, 2018	Sep. 30, 2017
Adjusted return on average equity (Non-GAAP)
Return on average equity (GAAP)	9.00%	8.44%	9.57%	0.83%	9.71%	9.00%	9.16%
Effect to adjust for loss on sale of securities available for sale, net of tax	—	—	—	—	—	—	—
Effect to adjust for gain on sale of trust department, net of tax	—	—	—	(0.35%)	—	—	—
Effect to adjust for gain on sale of deposits, net of tax	(0.11%)	—	—	—	—	(0.04%)	—
Effect to adjust for merger and acquisition related expenses, net of tax	1.88%	2.82%	1.79%	0.78%	—	2.15%	1.24%
Effect to adjust for deferred tax asset write down	—	—	—	8.03%	—	—	—
Adjusted return on average equity (Non-GAAP)	10.77%	11.26%	11.36%	9.29%	9.71%	11.11%	10.40%

Return on average tangible equity (non-GAAP)
Net income (GAAP)	$37,985	$32,163	$35,636	$1,912	$22,050	$105,784	$53,883
Amortization of intangibles, net of tax	1,888	1,705	1,762	756	743	5,355	2,011
Adjusted net income for average tangible equity (Non-GAAP)	$39,873	$33,868	$37,398	$2,668	$22,793	$111,139	$55,894

Average stockholders' equity (GAAP)	$1,673,773	$1,527,983	$1,509,556	$917,493	$900,492	$1,571,039	$786,646
Average goodwill	(669,682)	(608,092)	(609,719)	(257,683)	(257,683)	(629,384)	(199,135)
Average core deposit intangible	(57,306)	(53,112)	(55,668)	(24,727)	(25,819)	(55,368)	(21,761)
Average other intangibles	(1,497)	(823)	(649)	(959)	(1,004)	(1,017)	(913)
Average tangible equity (Non-GAAP)	$945,288	$865,956	$843,520	$634,124	$615,986	$885,270	$564,837

Return on average tangible equity (annualized) (Non-GAAP)	16.73%	15.69%	17.98%	1.67%	14.68%	16.78%	13.23%

Adjusted return on average tangible equity (non-GAAP)
Return on average tangible equity (Non-GAAP)	16.73%	15.69%	17.98%	1.67%	14.68%	16.78%	13.23%
Effect to adjust for loss on sale of securities available for sale, net of tax	—	—	0.01%	—	—	—	—
Effect to adjust for gain on sale of trust department, net of tax	—	—	—	-0.51%	—	—	—
Effect to adjust for gain on sale of deposits, net of tax	(0.20%)	—	—	—	—	(0.07%)	—
Effect to adjust for merger-related expenses, net of tax	3.32%	4.98%	3.20%	1.14%	0.00%	3.82%	1.73%
Effect to adjust for deferred tax asset write down	—	—	—	11.62%	—	—	—
Adjusted return on average tangible equity (Non-GAAP)	19.85%	20.67%	21.19%	13.92%	14.68%	20.53%	14.96%

Efficiency ratio (tax equivalent) (Non-GAAP)
Non interest income (GAAP)	$27,104	$22,589	$23,038	$16,958	$16,741	$72,731	$48,217
Gain on sale of deposits	(611)	—	—	—	—	(611)	—
Gain on sale of trust department	—	—	—	(1,224)	—	—	—
Adjusted non interest income (Non-GAAP)	$26,493	$22,589	$23,038	$15,734	$16,741	$72,120	$48,217

Net interest income before provision (GAAP)	$101,853	$100,529	$95,018	$63,619	$62,586	$297,400	$171,924
Total tax equivalent adjustment	657	657	652	1,480	1,510	1,796	4,239
Adjusted net interest income (Non-GAAP)	$102,510	$101,186	$95,670	$65,099	$64,096	$299,196	$176,163

Non interest expense (GAAP)	$77,339	$79,612	$75,996	$49,011	$44,622	$232,947	$137,474
Amortization of intangibles	(2,480)	(2,240)	(2,309)	(1,129)	(1,133)	(7,029)	(2,937)
Merger and acquisition related expenses	(10,395)	(14,140)	(8,709)	(2,718)	—	(33,244)	(10,328)
Adjusted non interest expense (Non-GAAP)	$64,464	$63,232	$64,978	$45,164	$43,489	$192,674	$124,209

Efficiency ratio (tax equivalent) (Non-GAAP)	59.7%	64.3%	64.0%	59.7%	55.2%	62.6%	61.3%

Adjusted efficiency ratio, tax equivalent (Non-GAAP)	50.0%	51.1%	54.7%	55.9%	53.8%	51.9%	55.4%

Explanation of Certain Unaudited Non-GAAP Financial Measures (continued)

	Ending Balance
	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sep. 30, 2017
Tangible common equity (Non-GAAP)
Total stockholders' equity (GAAP)	$1,913,159	$1,540,248	$1,517,846	$904,750	$909,622
Goodwill	(802,880)	(605,232)	(609,720)	(257,683)	(257,683)
Core deposit intangible	(69,133)	(51,754)	(53,944)	(24,063)	(25,140)
Other intangibles	(2,925)	(923)	(749)	(551)	(1,035)
Tangible common equity (Non-GAAP)	$1,038,221	$882,339	$853,433	$622,453	$625,764

Total assets (GAAP)	$12,274,365	$10,536,723	$10,347,996	$7,123,975	$6,822,861
Goodwill	(802,880)	(605,232)	(609,720)	(257,683)	(257,683)
Core deposit intangible	(69,133)	(51,754)	(53,944)	(24,063)	(25,140)
Other intangibles	(2,925)	(923)	(749)	(551)	(1,035)
Total tangible assets (Non-GAAP)	$11,399,427	$9,878,814	$9,683,583	$6,841,678	$6,539,003

Tangible common equity to tangible assets (Non-GAAP)	9.1%	8.9%	8.8%	9.1%	9.6%
Common tangible equity per common share (Non-GAAP)	$10.86	$10.49	$10.19	$10.35	$10.42
Common shares outstanding at period end	95,636	84,120	83,758	60,161	60,053

	Three months ended
	Sep. 30, 2018	Jun. 30, 2018	Sep. 30, 2017
Tax equivalent yields (Non-GAAP)
Originated loans	$43,045	$37,826	$28,425
Acquired loans	50,828	48,720	23,001
PCI loans	7,682	11,096	7,696
Taxable securities	10,145	10,325	5,648
Tax -exempt securities	1,601	1,559	1,400
Fed funds sold and other	1,362	1,103	887
Interest income (GAAP)	$114,663	$110,629	$67,057
Tax equivalent adjustment for originated loans	384	371	828
Tax equivalent adjustment for tax-exempt securities	273	286	682
Tax equivalent adjustments	657	657	1,510
Interest income (tax equivalent) (Non-GAAP)	$115,320	$111,286	$68,567

Net interest income (GAAP)	$101,853	$100,529	$62,586
Tax equivalent adjustments	657	657	1,510
Net interest income (tax equivalent) (Non-GAAP)	$102,510	$101,186	$64,096

Yield on originated loans	4.67%	4.56%	4.20%
Effect from tax equivalent adjustment	0.04%	0.04%	0.12%
Yield on orginated loans - tax equivalent (Non-GAAP)	4.71%	4.61%	4.33%

Yield on securities	2.66%	2.71%	2.49%
Effect from tax equivalent adjustment	0.06%	0.07%	0.24%
Yield on securities - tax equivalent (Non-GAAP)	2.73%	2.78%	2.73%

Yield on interest earning assets (GAAP)	4.82%	4.93%	4.46%
Effect from tax equivalent adjustments	0.03%	0.03%	0.10%
Yield on interest earning assets - tax equivalent (Non-GAAP)	4.85%	4.96%	4.56%

Net interest spread (GAAP)	4.00%	4.24%	4.00%
Effect for tax equivalent adjustments	0.03%	0.03%	0.10%
Net interest spread (Non-GAAP)	4.03%	4.27%	4.10%

Net interest margin (GAAP)	4.28%	4.48%	4.16%
Effect from tax equivalent adjustments	0.03%	0.03%	0.10%
Net interest margin - tax equivalent (Non-GAAP)	4.31%	4.51%	4.26%

About CenterState Bank Corporation

CenterState operates as one of the largest community bank franchises headquartered in the state of Florida.  Both the Company and its nationally chartered bank subsidiary are based in Winter Haven, Florida, between Orlando and Tampa.  With over $12 billion in assets, the Bank provides traditional retail, commercial, mortgage, wealth management and SBA services throughout its Florida, Georgia and Alabama branch network and customer relationships in neighboring states.  The Bank also has a national footprint, serving clients coast to coast through its correspondent banking division.

For additional information contact John C. Corbett (CEO), Stephen D. Young (COO) or Jennifer L. Idell (CFO) at 863-293-4710.

Forward Looking Statements:

Information in this press release, other than statements of historical facts, may constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, CenterState’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “scheduled,” “plans,” “intends,” “anticipates,” “expects,” “believes,” estimates,” “potential,” or “continue” or negative of such terms or other comparable terminology. All forward-looking statements are subject to risks, uncertainties and other facts that may cause the actual results, performance or achievements of CenterState to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, the impact on failing to implement our business strategy, including our growth and acquisition strategy, including the merger with Charter; any litigation that has been or might be filed in connection with the merger; the ability to successfully integrate our acquisitions; additional capital requirements due to our growth plans; the impact of an increase in our asset size to over $10 billion; the risks of changes in interest rates and the level and composition of deposits; loan demand, the credit and other risks in our loan portfolio and the values of loan collateral; the impact of us not being able to manage our risk; the impact on a loss of management or other experienced employees; the impact if we failed to maintain our culture and attract and retain skilled people; the risk of changes in technology and customer preferences; the impact of any material failure or breach in our infrastructure or the infrastructure of third parties on which we rely including as a result of cyber-attacks; or material regulatory liability in areas such as BSA or consumer protection; reputational risks from such failures or liabilities or other events; legislative and regulatory changes; general competitive, political, legal, economic and market conditions and developments; financial market conditions and the results of financing efforts; changes in commodity prices and interest rates; weather, natural disasters and other catastrophic events; and other factors discussed in our filings with the Securities and Exchange Commission under the Exchange Act. Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in CenterState’s Annual Report on Form 10-K for the year ended December 31, 2017, and otherwise in our SEC reports and filings, which are available in the “Investor Relations” section of CenterState’s website, http://www.centerstatebanks.com. You should not expect us to update any forward-looking statements.